EXECUTION VERSION

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this "**Patent Security Agreement**") is made this 26th day of May 2010, by the Grantors listed on the signature pages hereof (collectively, jointly and severally, "**Grantors**" and each individually "**Grantor**"), in favor of the Secured Parties under and as defined in the below-described Security Agreement.

RECITALS

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of May 26, 2010 (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the "**Securities Purchase Agreement**"), by and among Paradigm Holdings, Inc., a Wyoming corporation ("**Parent**"), and each of the Secured Parties, Parent has agreed to sell, and each of the Secured Parties have each agreed to purchase, severally and not jointly, certain Notes; and

WHEREAS, in order to induce each of the Secured Parties to purchase, severally and not jointly, the Notes as provided for in the Securities Purchase Agreement, Grantors have executed and delivered to each of the Secured Parties that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "**Security Agreement**"); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to each of the Secured Parties this Patent Security Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

8. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

9. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to each Secured Party, subject to Permitted Liens, a continuing first priority (or second priority, to the extent such Collateral is subject to a Permitted Lien with respect to the Senior Indebtedness) security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "**Patent Collateral**"):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on **Schedule I** hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

10. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interests created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

11. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Secured Parties pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Parties with respect to their respective security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

12. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. To the extent required under the Security Agreement, Grantors shall give prompt notice in writing to Secured Parties with respect to any such new patent rights. Without limiting each Grantor's obligations under this Section 5, Grantors hereby authorize Secured Parties unilaterally to modify this Agreement by amending **Schedule I** to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend **Schedule I** shall in any way affect, invalidate or detract from any Secured Party's continuing security interest in all Collateral, whether or not listed on **Schedule I**.

13. COUNTERPARTS. This Patent Security Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. In proving this Patent Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

14. CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Patent Security Agreement or any other Transaction Document refer to this Patent Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The language used in this Patent Security Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Patent Security Agreement.

[*signature pages follow*]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

PARADIGM HOLDINGS, INC., a Wyoming corporation

By: ______________________

Peter B. LaMontagne
President and Chief Executive Officer

PARADIGM HOLDINGS, INC., a Nevada corporation

By: ______________________

Peter B. LaMontagne
President and Chief Executive Officer

PARADIGM SOLUTIONS CORPORATION

By: ______________________

Peter B. LaMontagne
President and Chief Executive Officer

CALDWELL TECHNOLOGY SOLUTIONS LLC

By: ______________________

Peter B. LaMontagne
Manager

TRINITY INFORMATION MANAGEMENT SERVICES

By: /s/ Peter B. LaMontagne

Peter B. LaMontagne
President and Chief Executive Officer